UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2007

SRS LABS, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-21123	33-0714264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Daimler Street
Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 442-1070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of 2007 Profit Sharing and Bonus Plan

On June 20, 2007, the Board of Directors of SRS Labs, Inc. (the “Company”) amended the SRS Labs, Inc. Profit Sharing and Bonus Plan (the “Bonus Plan) to add the participant’s performance ranking as one of the criteria for consideration in determining the distribution of bonuses.

The above-referenced description of the  Bonus Plan is qualified in its entirety by reference to the copy of the Bonus Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description

10.1	SRS Labs, Inc. Amended Profit Sharing and Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SRS LABS, INC.,
a Delaware corporation

Date: June 25, 2007
	By:	/s/ Ulrich Gottschling
Ulrich Gottschling
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	SRS Labs, Inc. Amended Profit Sharing and Bonus Plan.